SECURITIES EXCHANGE AGREEMENT

This AGREEMENT, made as of this 25th day of June 2018, by and between

Billion Faith International Berhad, a company incorporated and existing in Malaysia with office address located at B-05-3, Plaza Taragon Kelana, Jalan SS6/6 Petaling Jaya, Selangor, Malaysia, 47301 (the “Company”),

And

                     with address located at                                                                  a holder of the issued shares of the Company (the “Seller”),

Hereinafter collectively referred to as the “Shareholder of the Company and the Company”

of the one part, and

Billion Suntincen Holding Limited, a company incorporated and existing in United State of America with office address located at 203 S, Main Street, STE 3000, Sheridan, Wyoming, USA (the “Purchaser”),

of the other part,

The parties referred to here in above are sometimes together referred to herein as the “Parties”.

WHEREAS, Seller is the holder of           issued shares (the “Sale Shares”) in the Company and Seller desires to assign to Purchaser, and the Purchaser desires to acquire from the Seller the Sale Shares;

NOW THEREFORE, for and in consideration of the mutual promises and covenants hereinafter contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Parties agree to the following:

1. Transfer.

Seller hereby irrevocably assigns, and transfers (“Transfer”) to the Purchaser and the Purchaser does hereby irrevocably acquire from the Seller, the Sale Shares of the Company, the purchase price being the allotment to the Seller some           shares of Common Stock Shares of the Purchaser (the “Common Stock Shares”), all of the Common Stock Shares to be allotted to the

Seller as fully paid shares in the capital of the Purchaser.

2. Closing.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrent with the execution hereof.

3. Proceedings at Closing.

All proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor documents executed or delivered until all have been taken, executed and delivered.

4. Certain Representations and Warranties.

Each Party represents and warrants that such Party (a) has the full power and authority to be bound, and intends to be bound by all of the terms and conditions set forth herein and to execute all documents and perform all acts and transactions required hereby; (b) has not entered into any agreements, arrangements or understandings with any third-party, whether orally or in writing, relating to the subject matter hereof and that neither the delivery of this Agreement, nor the performance of any obligations contemplated by this Agreement will result in the breach or default under any license, contract, agreement, arrangement or understandings to which he or it is subject; (c) has such knowledge and experience in financial, tax, and business matters so as to enable it/him to utilize the information available to him in connection with the sale of the Note and Warrant and to make an informed investment decision with respect to this Transfer; and (d) is an “accredited shareholder” as such term is defined in Rule 501(a) of

Regulation D of the Securities Acts.

5. Additional Representations and Warranties by the Shareholder of the Company and the Company

In addition to the representations and warranties set forth in Section 4 above, the Shareholder of the Company and the Company represents and warrants that:

(a)Restriction on Resale.

The Purchaser understands that the Sale Shares of the Company have not been and are not being registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred.

(b)Acquisition for Own Account.

The Purchaser is acquiring the Sale Shares of the Company for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

(c) Reliance on Exemptions.

The Purchaser understands that the Sale Shares of the Company being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Purchaser is relying in part upon the truth and accuracy of, and Seller compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the securities.

(d) No Representations or Warranties.

Seller has made no representation or warranty as to the: (i) business, finances and operations of the Company; or (ii) the value of the Sale Shares of the Company.

(e) Information.

Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.

(f) Non Solicitation

Purchaser acknowledges and agrees that Seller has not solicited Purchaser to acquire the securities.

(g) Loss of Complete Acquisition.

Purchaser understands that his acquisition of the Sale Shares of the Company involves a high degree of risk and is able to afford a complete loss of such acquisition. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed acquisition decision with respect to its acquisition of the Sale Shares.

(h) No Governmental Review.

Purchaser understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Stock Shares or the securities or the fairness or suitability of the acquisition in the Common Stock Shares or securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

(k) Legend.

All certificates representing Sale Shares shall be stamped or imprinted with a legend in substantially the following form (unless deemed effective under prior to the issuance of such said Common Stock Shares):

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM,THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144 A
UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

7. Seller’s Additional Representations and Warranties.

Seller hereby makes the following representations and warranties to Purchaser:

(a) Ownership.

Seller owns and is conveying to Purchaser all of its rights, title and interests to the Sale Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description other than pursuant to the securities laws and upon consummation of the transaction contemplated herein good title in 100% of the Sale Shares shall vest in Purchaser.

(b) Duly Endorsed.

Seller hereby represents and warrants to Purchaser that the Sale Shares have been duly endorsed upon their transfer to Purchaser.

(c) Compliance with Securities Law.

Purchaser acquired the Sale Shares for his own account and not with a present view towards the public sale or distribution thereof. Except pursuant to registered or exempted from registration under the Securities Act of 1933, as amended, (the “Securities Act”).

(d) Acknowledgement

Seller hereby acknowledges that the                Common Stock Shares of the Purchaser represents the full consideration for the acquisition of the                    shares in the Company, and Seller is not owed any additional form of consideration from Purchaser, the Company, or its officers, directors, employees, affiliates, or agents.

8. Entire Agreement.

This Agreement contains the entire understanding between the Parties with respect to, and contains all terms and conditions pertaining to, the subject matter hereof. This Agreement supersedes any prior agreements, arrangements or understandings between the Parties, whether written or oral, relating to the subject matter hereof. No express or implied warranties, covenants or representations have been made concerning the subject matter of this Agreement unless expressly stated herein. Any prior written or oral negotiations not contained in this

Agreement are of no force or effect whatsoever.

9. No Reliance.

In executing this Agreement, the Parties have not relied and do not rely on any statements, inducements, promises, or representations made by the other Party or their agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement, other than as expressly set forth herein.

10. Severability.

If any provision of this Agreement shall be determined to be invalid or unenforceable to any extent, the remainder of the terms and provisions of and undertakings in this Agreement and the application of such terms, provisions and undertakings shall not be affected and shall be enforced to the greatest extent permitted by law.

11.Legal Representation.

The Parties to this Agreement represent and warrant to the other that he, or it has full opportunity to obtain, or has in fact obtained, the advice of his, or its own legal counsel with respect to this Agreement and the transactions contemplated thereby.

12. Notice.

Any notice or demand required or permitted to be given or made hereunder to or upon either Party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram. telecopy, telex, e-mail or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the address first set forth above, or such other address as either Party may at any time, or from time to time, direct by notice given to the other Party in accordance with this paragraph. The date of giving or making of any such notice or demand shall be, in the case of clause (a)(i), the date of the receipt; in the case of clause (a)(ii), five (5) business days after such notice or demand is sent; and, in the case of clause (b), the business day next following the date such notice or demand is sent.

13. No Assignment.

This Agreement, and each right, interest and obligation hereunder, may not be assigned by either Party hereto without the prior written consent of the other Party hereto, and any purported assignment without such consent shall be void and without effect.

14. Governing Law; Jurisdiction.

This Securities Purchase Agreement shall be governed by the laws of the State of Wyoming, without giving effect to principles of conflicts or choice of law. The Parties hereto consent to the exclusive jurisdiction of any state or federal court located within the Park County and irrevocably agree that all actions or proceedings relating to this Agreement shall be litigated in such courts, and the Parties waive any objection which he or it may have based on improper venue or forum non convents to the conduct of any proceeding in any such court.

15. Survival of Obligations.

The rights and obligations of the parties shall survive the execution of this Agreement and the transfer of the Securities to Seller subject to the Securities from the Company to be transferred by Seller.

16. Counterpart Signature; Facsimile.

This Agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the Parties. Facsimile signatures of the undersigned Parties will have the same force and effect as original signatures.

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date indicated on the first page hereof.

The Purchaser	The Company	The Seller
Billion Suntincen Holding Limited Name: Liu ChangCai Title: President	Billion Faith International Berhad Name: Xu ChiYan Title: Director	Name: